UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-02365

Prospect Street® Income Shares Inc.
(Exact name of registrant as specified in charter)

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)

James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)

Registrant's telephone number, including area code:           (877) 665-1287

Date of fiscal year end:           December 31

Date of reporting period:           December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Prospect Street Income Shares Inc. 13455 Noel Road, Suite 800 Dallas, TX 75240	Prospect Street®

Income Shares Inc.

Annual Report

December 31, 2007

CNN-AR-1207

Contents

1	Privacy Policy
2	Letter to Stockholders
3	Portfolio Statistics
4	Schedule of Investments
9	Statement of Assets and Liabilities
10	Statement of Operations
11	Statement of Cash Flows
12	Statements of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
20	Report of Independent Registered Public Accounting Firm
21	Additional Information

This report has been prepared for the information of shareholders of Prospect Street Income Shares Inc.

PROSPECT STREET® FUNDS

PRIVACY POLICY

          We recognize and respect your privacy expectations, whether you are a visitor to our web site, a potential shareholder, a current shareholder or even a former shareholder.

Collection of Information

          We may collect nonpublic personal information about you from the following sources:

•	Account applications and other forms, which may include your name, address and social security number, written and electronic correspondence and telephone contacts;

•	Web site information, including information captured through the use of “cookies”; and

•	Account history, including information about the transactions and balances in your accounts with us or our affiliates.

Disclosure of Information

          We may share the information we collect (described above) with our affiliates. We may also disclose this information as otherwise permitted by law. We do not sell your personal information to third parties for their independent use.

Confidentiality and Security of Information

          We restrict access to nonpublic personal information about you to our employees who need to know such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information, although you should be aware that data protection cannot be guaranteed.

Nonpublic Personal Information of Children

          You must be at least 18 years of age in order to submit information on our web site or through other means, because we do not collect information (such as name, address, etc.) from persons under the age of 18.

Letter to Stockholders

Dear Stockholders:

          We are pleased to provide you with our report for Prospect Street Income Shares Inc. (the “Fund”) for the year ended December 31, 2007. On December 31, 2007, the net asset value of the Fund was $5.86 per share, as compared to $6.59 on December 31, 2006. On December 31, 2007, the closing market price of the Fund’s shares on the New York Stock Exchange was $5.05 per share, as compared to $6.08 on December 31, 2006. During the year ended December 31, 2007, the Fund declared distributions to common stockholders of $0.45 per share.

The Fund’s Investments:

          The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the year ended December 31, 2007, was (10.27)%. The total return on the Fund’s net assets, assuming reinvestment of distributions, was (3.28)% for the year ended December 31, 2007. The variation in total returns is attributable to the decrease in the market price of the Fund’s shares of 16.94% relative to a decrease in the net asset value of the Fund’s shares of 11.08% during the period.

Distribution Declarations:

          On December 14, 2007, the Fund’s Board of Directors declared a quarterly distribution of $0.1125 per common stock, payable on January 15, 2008.

Respectfully submitted,

James Dondero Chief Executive Officer and President

Mark Okada Executive Vice President

PROSPECT STREET INCOME SHARES INC.
Portfolio Statistics
As of December 31, 2007

Investment Type by Market Value
(As a percentage of total investments)

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments
As of December 31, 2007

		Ratings (Unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (i) ($)

Senior Loans - 13.14% (a) (b)

	Aerospace and Defense - 0.79%
500,000	US Airways Group, Inc., Term Loan, 7.28%, 03/23/2014	B2	B+	463,330

	Broadcasting and Entertainment - 3.91%
1,000,000	Bresnan Communications, LLC, Additional Term Loan B First Lien, 06/30/2013 (c)	B2	BB-	958,120
1,449,665	Univision Communications, Inc., Initial Term Loan, 7.20%, 09/29/2014	Ba3	B+	1,324,131

				2,282,251

	Buildings and Real Estate - 1.51%
	Realogy Corp.
785,486	Initial Term B Loan, 10/10/2013 (c)	Ba3	BB-	690,678
212,540	Synthetic Letter of Credit, 10/10/2013 (c)	Ba3	BB-	186,984

				877,662

	Cargo Transport - 1.10%
986,290	SIRVA Worldwide, Inc., Tranche B Term Loan, 12.50%, 12/01/2010	B2	NR	641,710

	Diversified Media - 1.47%
995,000	Tribune Co., Initial Tranche B Advance, 8.24%, 06/04/2014	B2	BB-	857,183

	Electronics - 0.24%
149,622	Freescale Semiconductor, Inc., Term Loan, 7.33%, 11/29/2013	Ba1	BB	138,875

	Retail - 0.76%
493,530	Burlington Coat Factory Warehouse Corp., Term Loan, 7.32%, 05/28/2013	B2	B-	441,433

	Utilities - 3.36%
1,995,000	Texas Competitive Electric Holdings Co., LLC, Initial Tranche B-3 Term Loan, 8.40%, 10/10/2014	Ba3	B+	1,960,646

	Total Senior Loans (cost $8,193,295)			7,663,090

Corporate Notes & Bonds - 125.53% (a)

	Aerospace and Defense - 0.32%
3,000,000	Delta Air Lines, Inc., 8.30%, 12/15/2029 (d) (e)	NR	NR	150,000
1,000,000	Northwest Airlines Corp., 8.88%, 12/30/2027 (d) (e)	NR	NR	37,500

				187,500

	Automobile - 5.02%
3,000,000	American Tire Distributors Holdings, Inc., 11.48%, 04/01/2012 (f)	Caa1	NR	2,925,000

	Broadcasting and Entertainment - 6.53%
2,000,000	Liberty Media Corp., 7.88%, 07/15/2009	Ba2	BB+	2,040,480
1,500,000	Time Warner Entertainment Co., LP, 10.15%, 05/01/2012	Baa1	BBB+	1,764,770

				3,805,250

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (continued)
As of December 31, 2007

		Ratings (Unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (i) ($)

Corporate Notes and Bonds (continued)

	Buildings and Real Estate - 6.78%
2,750,000	Black & Decker, 5.75%, 11/15/2016	Baa2	NR	2,748,834
1,000,000	SUSA Partnership, LP, 7.45%, 07/01/2018	Aa1	AAA	1,206,326

				3,955,160

	Cable and Other Pay Television Services - 2.69%
500,000	CCH I LLC, 11.00%, 10/01/2015	Caa2	CCC	410,000
1,000,000	Comcast Cable Holdings, 9.80%, 02/01/2012	NR	BBB+	1,156,033

				1,566,033

	Cargo Transport - 0.36%
250,000	Motor Coach Industries International, Inc., 11.25%, 05/01/2009	Ca	CC	213,125

	Chemicals, Plastics and Rubber - 11.28%
2,000,000	Albemarle Corp., 5.10%, 02/01/2015	Baa3	NR	1,932,824
2,500,000	Clorox Co., 4.20%, 01/15/2010	A3	BBB+	2,472,417
2,000,000	Potash Corp. of Saskatchewan, Inc., 7.75%, 05/31/2011	Baa1	BBB+	2,172,482

				6,577,723

	Containers, Packaging and Glass - 7.05%
4,750,000	Solo Cup Co., 8.50%, 02/15/2014 (e)	Caa2	CCC-	4,108,750

	Electronics - 4.68%
2,500,000	Charys Holding Co., Inc., 8.75%, 02/16/2012 (d) (g)	NR	NR	1,387,500
1,500,000	MagnaChip Semiconductor, 8.24%, 12/15/2011 (e) (f)	B2	B	1,342,500

				2,730,000

	Environmental Services - 3.60%
2,000,000	Republic Services, Inc., 6.75%, 08/15/2011	Baa1	NR	2,098,208

	Finance - 18.32%
3,500,000	Allied Capital Corp., 6.00%, 04/01/2012	Baa2	BBB+	3,150,343
2,000,000	BankAmerica Institutional, Series A, 8.07%, 12/31/2026 (g)	Aa3	NR	2,101,296
1,500,000	Penhall International, Corp., 12.00%, 08/01/2014 (g)	B3	CCC+	1,402,500
3,750,000	Unilever Capital Corp., 7.13%, 11/01/2010	A1	A+	4,024,237

				10,678,376

	Food, Beverage and Tobacco - 8.36%
3,750,000	Kellogg Co., Series B, 6.60%, 04/01/2011	A3	BBB+	3,976,624
500,000	Land O’ Lakes Capital Trust I, 7.45%, 03/15/2028 (g)	B1	NR	440,000
500,000	Pinnacle Foods Finance LLC, 9.25%, 04/01/2015 (g)	Caa2	CCC	458,750

				4,875,374

	Healthcare, Education and Childcare - 6.81%
2,194,712	Argatroban Royalty Sub, LLC, 18.50%, 09/21/2014	NR	NR	2,205,686
1,457,625	Eszopiclone Royalty Sub LLC, 12.00%, 06/30/2014	NR	NR	1,515,930
250,000	Teva Pharmaceutical Finance LLC, 5.55%, 02/01/2016	Baa2	BBB	247,444

				3,969,060

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (continued)
As of December 31, 2007

		Ratings (Unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (i) ($)

Corporate Notes and Bonds (continued)

	Home and Office Furnishings, Housewares, and Durable Consumer - 2.12%
250,000	Masonite Corp., 11.00%, 04/06/2015 (e)	NR	NR	196,250
	Spectrum Brands, Inc.
750,000	7.38%, 02/01/2015 (e)	Caa3	CCC-	558,750
530,000	11.50%, 10/02/2013 PIK (e) (f)	Caa3	CCC-	479,650

				1,234,650

	Leisure, Amusement, Motion Pictures, Entertainment - 9.69%
1,500,000	Blockbuster, Inc., 9.00%, 09/01/2012 (e)	Caa2	NR	1,290,000
2,041,000	Six Flags, Inc., 4.50%, 05/15/2015	Caa2	CCC	1,482,276
4,500,000	Tropicana Entertainment LLC, 9.63%, 12/15/2014 (e)	Caa1	NR	2,880,000

				5,652,276

	Oil and Gas - 4.54%
2,000,000	Dominion Resources, Inc., Series D, 5.00%, 03/15/2013	Baa2	BBB	1,954,368
750,000	Energy XXI Gulf Coast, Inc., 10.00%, 06/15/2013	Caa2	CCC	691,875

				2,646,243

	Printing and Publishing - 3.38%
2,000,000	Network Communications, Inc., 10.75%, 12/01/2013	B2	B-	1,970,000

	Retail Stores - 3.24%
2,000,000	Macy’s Retail Holdings, Inc., 5.90%, 12/01/2016	Baa2	BBB	1,886,778

	Telecommunications - 6.34%
250,000	Cricket Communications, Inc., 9.38%, 11/01/2014	Caa1	B+	235,625
500,000	Digicel Group, Ltd., 9.13%, 01/15/2015 PIK (e) (g)	Caa2	NR	457,500
1,000,000	Grande Communications Holdings, Inc., 14.00%, 04/01/2011	Caa1	NR	1,032,500
2,000,000	ICO North America, 7.50%, 08/15/2009	NR	NR	1,970,000

				3,695,625

	Utilities - 14.42%
4,000,000	Consolidated Edison Co. of New York, 4.70%, 06/15/2009	A1	A	4,019,896
2,000,000	Kiowa Power Partners LLC, 5.74%, 03/30/2021 (g)	Baa3	BBB-	2,041,410
500,000	Southern Power Co., Series D, 4.88%, 07/15/2015	Baa1	BBB+	473,289
1,842,630	Tenaska Virginia Partners LP, 6.12%, 03/30/2024 (g)	NR	NR	1,873,669

				8,408,264

	Total Corporate Notes & Bonds (cost $77,176,638)			73,183,395

Asset-Backed Security - 5.84% (a)

4,000,000	ACA CLO, Ltd., Series 2006-2A, Class B, 5.90%, 01/20/2021 (f)	A2	NR	3,403,750

	Total Asset-Backed Security (cost $3,603,802)			3,403,750

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (continued)
As of December 31, 2007

		Ratings (Unaudited)

Principal Amount ($)	Description	Moody’s	Standard & Poor’s	Value (i) ($)

Claims - 0.13% (a)

	Aerospace and Defense - 0.13%
	Northwest Airlines, Inc.
400,000	ALPA Trade Claim, 08/21/2013	NR	NR	14,500
421,500	IAM Trade Claim, 08/21/2013	NR	NR	15,279
468,300	Retiree Claim, 08/21/2013	NR	NR	16,976
710,200	Flight Attendant Claim, 08/21/2013	NR	NR	25,745

	Total Claims (cost $431,681)			72,500

Shares

Common Stocks - 3.64% (a) (h)

68,864	Delta Air Lines, Inc.			1,025,387
75,703	Northwest Airlines, Inc.			1,098,451

	Total Common Stocks (cost $3,374,743)			2,123,838

Preferred Stocks - 0.00% (a) (h)

10,000	Adelphia Communications Corp., Series B			0
1,000,000	Adelphia Recovery Trust			0

	Total Preferred Stocks (cost $935,000)			0

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Schedule of Investments (continued)
As of December 31, 2007

Units		Value (i) ($)

Warrants - 0.00% (a) (h)

1,000	Grande Communications, 04/01/2011	10
1,000	XM Satellite Radio, Inc., 03/15/2010	0

	Total Warrants (cost $140,010)	10

	Total Investments - 148.28% (cost $93,855,169)	86,446,583

	Other Assets & Liabilities, Net - 3.18%	1,854,363

	Preferred Stock - (51.46)%	(30,000,000)

	Net Assets Applicable to Common Stock - 100.00%	$58,300,946

	(a)	Percentages are based on net assets applicable to common stock.

(b)

Senior loans in which the Fund invests generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by (g), all senior loans carry a variable rate interest). These base lending rates are generally (i) the prime rate offered by one or more major U.S. banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the certificate of deposit rate. Rate shown represents the weighted average rate at December 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

	(c)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.

	(d)	The issuer is in default of certain debt covenants. Income is not being accrued.

	(e)	Securities (or a portion of securities) on loan, as of December 31, 2007. See Footnote 8

	(f)	Variable rate security. The interest rate shown reflects the rate in effect at December 31, 2007.

(g)

Rule 144A securities - Private placement securities issued under Rule 144A of the 1933 Act are exempt from the registration requirement of the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2007, the market value of these securities aggregated $10,162,625 or 17.43% of net assets applicable to common stock.

	(h)	Non-income producing security.

	(i)	See footnote 2(b)

NR	Not Rated
PIK	Payment in Kind

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Assets and Liabilities
As of December 31, 2007

($)

Assets:
Investment in securities, at value ($93,855,169, at cost)	86,446,583
Cash and cash equivalents	3,394,301
Cash held as collateral for securities loaned (Note 8)	11,583,500
Interest and dividend receivable	1,604,631
Receivable for investments sold	8,243
Prepaid assets	42,705

Total assets	103,079,963

Liabilities:
Payable upon receipt of securities loaned (Note 8)	11,583,500
Net discount and unrealized depreciation on unfunded transactions (Note 9)	2,094
Payable for investments purchased	1,860,719
Investment advisory fee payable (Note 3)	115,555
Distribution payable	1,119,049
Preferred shares distribution payable	34,170
Other accounts payable	63,930

Total liabilities	14,779,017

Preferred Shares:
Preferred shares, $0.01 par value ($25,000 liquidation preference)
Authorized - 1,000,000 shares
Issued and Outstanding - 1,200 Series T shares (Note 7)	30,000,000

Total preferred shares	30,000,000

Net Assets Applicable to Common Stock:
Common stock, $1.00 par value
Authorized - 15,000,000 shares
Issued and outstanding - 9,947,104 shares	9,947,104
Capital in excess of par value	84,158,405
Accumulated net realized gain/(loss) on investments	(29,518,015)
Undistributed net investment income	1,122,836
Net unrealized appreciation/(depreciation) on investments and unfunded transactions	(7,409,384)

Net assets applicable to common stock	58,300,946

Net asset value per share of common stock outstanding	5.86

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Operations
For the Year Ended December 31, 2007

($)

Investment Income:
Interest income	7,430,901
Accretion of bond premiums (net)	(1,032)
Securities lending income	74,057

Total investment income	7,503,926

Expenses:
Investment advisory fee (Note 3)	473,658
Administration fee	69,562
Transfer agency fees	45,033
Printing expense	18,146
Legal fees	31,584
Registration expenses	27,949
Audit fees	40,938
Insurance expenses	79,854
Custody fee	18,507
Preferred shares broker expense	74,653
Directors’ fees and expenses (Note 5)	21,689
Texas franchise tax expense	2,700
Miscellaneous expense	30,181

Total operating expenses	934,454
Interest expense	41,467

Net expenses	975,921

Net investment income	6,528,005

Realized and Unrealized Gain/(Loss) on Investments
Net realized gain/(loss) on investments	546,540
Net change in unrealized appreciation/(depreciation) on investments	(8,243,108)
Net change in unrealized appreciation/(depreciation) on unfunded transactions	(798)

Net realized and unrealized loss on investments	(7,697,366)

Distributions to Preferred Sharesholders	(1,605,748)

Net change in net assets from operations	(2,775,109)

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statement of Cash Flows
 For the Year Ended December 31, 2007

($)

Cash Flow from Operating Activities:
Interest received	7,555,324
Decrease in cash held as collateral for securities loaned	(6,666,327)
Operating expenses paid	(1,020,737)
Preferred shares distributions	(1,597,188)
Purchase of portfolio securities	(211,282,998)
Decrease in payable upon receipt of securities loaned	6,666,327
Sales and maturities of portfolio securities	210,586,926

Net cash provided by operating activities	4,241,327

Cash Flow from Financing Activities:
Common stock distributions paid from net investment income	(4,451,331)

Net cash used in financing activities	(4,451,331)

Net Change in Cash	(210,004)
Cash, Beginning of the Year	3,604,305

Cash, End of the Year	3,394,301

Reconciliation of Net Changes in Net Assets Resulting from Operations to Net Cash Provided by Operating Activities:
Net change in net assets resulting from operations	(2,775,109)
Change in interest and dividends receivable	50,366
Change in investments	(696,072)
Change in prepaids	24,242
Change in investment advisory fee payable	(3,685)
Change in accrued expenses	(65,373)
Change in distributions payable	8,560
Net realized gain/(loss) on investments	(546,540)
Net change in unrealized appreciation/(depreciation) on investments	8,243,906
Accretion of bond discount	1,032

Net cash provided by operating activities	4,241,327

Supplemental Information:
Interest paid during the year	41,467

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Statements of Changes in Net Assets

	Years Ended December 31,
	2007 ($)	2006 ($)

From Operations:
Net investment income	6,528,005	6,289,957
Net realized gain/(loss) on investments	546,540	1,790,114
Net change in unrealized appreciation/(depreciation) on investments and unfunded transactions	(8,243,906)	(295,286)
Distributions to preferred shareholders	(1,605,748)	(1,470,283)

Net change in net assets from operations	(2,775,109)	6,314,502

From Distributions to Common Stockholders:
Distributions to common stockholders from net investment income	(4,476,200)	(4,451,329)

Net decrease in net assets resulting from distributions to common stockholders	(4,476,200)	(4,451,329)

Total change in net assets	(7,251,309)	1,863,173

Net Assets Applicable to Common Stock:
Beginning of year	65,552,255	63,689,082

End of year (including undistributed net investment income of $1,122,836 and $645,052, respectively)	58,300,946	65,552,255

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
Financial Highlights
Selected per share data and ratios
For each share of common stock outstanding throughout the periods presented

	For the Year Ended December 31,

	2007	2006	2005	2004	2003

Net asset value, beginning of period	$6.59	$6.40	$6.75	$6.49	$5.90

Net investment income (a)	$0.66	$0.63	$0.58	$0.59	$0.60
Net realized and unrealized gain/(loss) on investments	$(0.78)	$0.16	$(0.37)	$0.29	$0.65
Distributions to preferred shareholders	$(0.16)	$(0.15)	$(0.10)	$(0.05)	$(0.04)

Total from investment operations	$(0.28)	$0.64	$0.11	$0.83	$1.21

Distributions:
Distributions from accumulated net investment income to common stockholders	$(0.45)	$(0.45)	$(0.46)	$(0.55)	$(0.62)

Distributions from tax return of capital to common stockholders	—	—	—	(0.02)	—

Total distributions	$(0.45)	$(0.45)	$(0.46)	$(0.57)	$(0.62)

Net asset value, end of year	$5.86	$6.59	$6.40	$6.75	$6.49

Market price per share, end of year	$5.05	$6.08	$5.45	$6.21	$6.33

Total investment return based on market value (b)	(10.27%)	20.23%	(5.28%)	7.63%	27.52%

Net assets, end of year (c)	$58,301	$65,552	$63,689	$66,183	$63,529

Preferred shares outstanding, end of year (c)	$30,000	$30,000	$30,000	$30,000	$30,000

Asset coverage:
Per preferred stock share (d)	294%	319%	312%	321%	312%
Ratio of total expenses to average net assets, applicable to common stock excluding interest expense (e)	1.44%	1.52%	1.40%	1.36%	1.55%
Ratio of total expenses to average net assets, applicable to common stock including interest expense (e)	1.51%	1.52%	1.40%	1.36%	1.55%
Ratio of net investment income to average net assets, applicable to common stock (e)	10.08%	9.81%	8.79%	9.06%	9.73%
Portfolio turnover rate	222.25%	146.23%	60.23%	41.32%	51.87%

(a)	Per share net investment income or loss is calculated by dividing net investment income by the average number of shares outstanding during the period.

(b)

Total investment return based on market value may result in substantially different returns than investment return based on net asset value, because market value can be significantly greater or less than the net asset value. Total investment return calculation assumes reinvestment of distributions.

(c)	Dollars in thousands.

(d)

Calculated by subtracting the Fund’s total liabilities (not including senior securities) from the Fund’s total assets and dividing such amount by the liquidation preference of the outstanding shares of Series T Auction Rate Cumulative Preferred Shares.

(e)	Ratios do not reflect the effect of dividend payments to preferred shareholders.

See accompanying notes to the financial statements.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS
December 31, 2007

(1) Organization and Operations:

          Prospect Street Income Shares Inc. (the “Fund”) was organized as a corporation in the state of Maryland on March 19, 1973, and is registered with the Securities and Exchange Commission as a diversified, closed-end, management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Fund commenced operations on May 15, 1973.

          Investment Objective:

          The Fund’s investment objective is to provide high current income, with capital appreciation as a secondary objective.

(2) Significant Accounting Policies:

          The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry.

          (a) Use of Estimates

          The Fund’s financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

          (b) Valuation of Investments

          Investments for which listed market quotations are readily available are stated at market value, which is determined by using the last reported sale price or, if no sales are reported, as in the case of some securities traded over-the-counter, the last reported bid price. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value.

          Other investments, which comprise the major portion of the Fund’s portfolio holdings, are primarily non-investment grade corporate debt securities, for which market quotations are not readily available due to a thinly traded market with a limited number of market makers. These investments are stated at fair value on the basis of subjective valuations furnished by an independent pricing service or broker dealers, subject to review and adjustment by Highland Capital Management, L.P. (the “Investment Adviser”) based upon quotations obtained from market makers. The independent pricing service determines value based primarily on quotations from dealers and brokers, market transactions, accessing data from quotation services, offering sheets obtained from dealers and various relationships between similar securities. The independent pricing service utilizes the last sales price based on odd-lot trades, if available. If such price is not available, the price furnished is based on round-lot or institutional size trades. For securities in which there is no independent price from a pricing service or from round-lot or institutional size trades, they are fair value priced in good faith pursuant to procedures approved by the Fund’s Board of Directors (“Board of Directors”).

          (c) Security Transactions and Related Investment Income

          Security transactions are accounted for on the trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income and accretion of discounts are recorded on the accrual basis. Dividend income is recorded on ex-dividend date. It is the Fund’s policy to place securities on non-accrual status when collection of interest is doubtful.

          (d) Foreign Currency

          Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (continued)

(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

          (e) Federal Income Taxes

          It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to registered investment companies, and to distribute substantially all of its investment company taxable income and gains, if any, to its stockholders each year; as such, the Fund will not be subject to federal income taxes. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

          Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

          For the fiscal year ended December 31, 2007, permanent differences resulting from capital loss carryforward expiration, premium reclasses and nondeductable excise tax paid were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed/(Overdistributed) Net Investment Income	Accumulated Net Realized Gain/(Loss)	Paid-In Capital

$31,727	$1,659,934	$(1,691,661)

          The accumulated capital losses available to offset future capital gains, if any, expire in the amounts indicated below on the following dates:

Carryover Available	Expiration Date

$4,737,419	December 31, 2008
15,317,739	December 31, 2009
3,458,710	December 31, 2010
3,196,740	December 31, 2011
1,210,721	December 31, 2012
873,134	December 31, 2013

$28,794,463

For the year ended December 31, 2007, the Fund utilized $981,527 and $1,674,934 expired.

          At December 31, 2007, the Fund has elected to defer recognition of $433,161 or net realized capital losses after October 31, 2007 until January 1, 2008.

          In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes,” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for investment management companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (continued)

          As of December 31, 2007, the cost and related gross unrealized appreciation and depreciation and the components of distributable earnings on a tax basis are as follows:

Cost of investments for tax purposes	$94,145,560

Gross investment unrealized appreciation for tax purposes	$1,297,806

Gross investment unrealized depreciation for tax purposes	$(8,996,783)

Net unrealized depreciation on investments for tax purposes	$(7,698,977)

          As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,122,836

Accumulated capital losses	$29,227,624

Net unrealized depreciation	$(7,699,775)

          (f) Cash Flow Information

          The Fund invests primarily in corporate debt securities and makes distributions from net investment income, which are paid in cash or shares of common stock of the Fund. These activities are reported in the accompanying statements of changes in net assets, and additional information on cash receipts and cash payments is presented in the accompanying statement of cash flows.

          (g) Cash and Cash Equivalents

          The Fund considers all highly liquid investments purchased with initial maturity equal to or less than three months to be cash equivalents.

          (h) Additional Accounting Standards

          In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management has evaluated the implications of SFAS 157 and concluded that there is no material impact on the financial statements

(3) Investment Advisory Agreement:

          The Investment Adviser earned $473,658 in investment advisory fees for the year ended December 31, 2007. Investment advisory fees paid by the Fund to the Investment Adviser were calculated at 0.50% (on an annual basis) of the average weekly net asset value, defined as total assets of the Fund less accrued liabilities and preferred stock. On December 31, 2007, the fee payable to the Investment Adviser was $115,555, which is included in the accompanying Statement of Assets and Liabilities. The agreement between the Fund and the Investment Adviser, however, provides that if the costs and expenses (excluding interest, advisory fees, taxes, brokerage charges and expenses and extraordinary costs and expenses and expenses incident to the public offering of shares other than those offered through the Dividend Reinvestment Plan) borne by the Fund in any fiscal year exceed 1.50% of average net assets up to $30,000,000 plus 1.00% of average net assets over $30,000,000, the Investment Adviser is obligated to reimburse the Fund for any excess pursuant to the existing advisory agreement. As of December 31, 2007, no such expense reimbursement was required.

(4) Purchases and Sales of Securities:

          For the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investment securities, other than U.S. Government obligations and short-term investments, was approximately $210,227,441 and $204,353,698, respectively.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (continued)

          The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts that also invest in high yield fixed-income securities. Although investment decisions for the Fund are made independently from those of such other accounts, investments of the type the Fund may make may also be made on behalf of such other accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the Fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

(5) Certain Transactions:

          Certain officers of the Investment Adviser serve on the Board of Directors of the Fund. They receive no compensation in this capacity.

          Directors who are not officers or employees of the Investment Adviser receive fees of $5,000 per year, together with the reimbursement of actual out-of-pocket expenses incurred relating to board meeting attendance. For the year ended December 31, 2007, the Fund incurred Board of Directors’ fees and expenses of $21,689.

          Effective January 1, 2008, each Independent Director receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

          The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Adviser as of the date of this annual report.

(6) Distributions:

          Distributions on the Fund’s common stock (“Common Stock”) are declared based on annual projections of the Fund’s net investment income (defined as dividends and interest income, net of Fund expenses). The Fund plans to pay quarterly distributions to holders of Common Stock (“Common Stockholders”). As a result of market conditions or investment decisions, the amount of distributions may exceed net investment income earned at certain times throughout the period. It is anticipated that, on an annual basis, the amount of distributions to Common Stockholders will not exceed net investment income (as defined) allocated to Common Stockholders for income tax purposes.

          For the year ended December 31, 2007, the tax character of distributions paid by the Fund to Common Stockholders were as follows:

Distributions from net investment income	$4,476,200
Distributions from paid in capital	0

$4,476,200

          For the year ended December 31, 2006, the tax character of distributions paid by the Fund to Common Stockholders were as follows:

Distributions from net investment income	$4,451,329
Distributions from paid in capital	0

$4,451,329

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (continued)

(7) Preferred Shares:

          On July 23, 2001, the Fund issued 1,200 shares of Series T Auction Rate Cumulative Preferred Shares (the “Preferred Shares”), $25,000 liquidation preference, for a total issuance of $30,000,000. All such Preferred Shares were outstanding as of December 31, 2007. The Fund may borrow amounts in the future to increase its use of leverage within the limitations imposed by the 1940 Act. Significant provisions regarding the Preferred Shares are described below.

          Redemption

          The Preferred Shares are not subject to any sinking fund, but are subject to mandatory redemption under certain circumstances. If the Fund does not timely cure the failure to meet certain asset coverages, portfolio valuation or timely filing requirements, the Preferred Shares are subject to mandatory redemption out of funds legally available in accordance with the Fund’s charter and applicable law, at a redemption price of $25,000 per Preferred Share plus an amount equal to accumulated but unpaid dividends thereon, whether or not earned or declared to the date fixed for redemption. In addition, the Fund at its option may redeem Preferred Shares having a dividend period of one year or less at this same redemption price to the extent permitted under the 1940 Act and Maryland law. Any Preferred Shares repurchased or redeemed by the Fund will be classified as authorized but unissued Preferred Shares. The Preferred Shares have no preemptive, exchange or conversion rights. The Fund will not issue any class of stock senior to or on a parity with the Preferred Shares.

          Dividends

          The Preferred Shares pay dividends based on a rate set at auctions, normally held every seven days. In most instances, dividends are payable every seven days, on the first business day following the end of the dividend period. The dividend payment date for special dividend periods of more than seven days is set forth in the notice designating a special dividend period. At December 31, 2007, the rate on the Preferred Shares was 5.81%. In general, when the Fund has any Preferred Shares outstanding, the Fund may not pay any dividend or distribution in respect of Common Stock unless the Fund has paid all cumulative dividends on Preferred Shares.

          Voting Rights

          The Fund’s Preferred Shares and Common Stock have equal voting rights of one vote per share and vote together as a single class. The Preferred Shares and Common Stock vote as a separate class on certain matters as required under the Fund’s charter, the 1940 Act and Maryland law.

          Liquidation

          In the event of a liquidation of the Fund, whether voluntary or involuntary, the holders of the Preferred Shares (“Preferred Shareholders”) are entitled to receive, prior to and in preference to any distribution of any of the assets of the Fund available for distribution to Common Stockholders, a liquidation preference in the amount of $25,000 for each share outstanding plus an amount equal to all dividends thereon, whether or not earned or declared, accumulated but unpaid to and including the date of final distribution. After the payment to Preferred Shareholders of the full preferential amounts, Preferred Shareholders will have no right or claim to any of the remaining assets of the Fund.

(8) Securities Loans

          The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2007, the market value of securities loaned by the Fund was $10,963,900. The loans were secured with cash collateral of $11,583,500.

PROSPECT STREET INCOME SHARES INC.
NOTES TO FINANCIAL STATEMENTS (continued)

(9) Unfunded Loan Commitments:

          As of December 31, 2007, the Fund had an unfunded loan commitment to Univision Communications, Inc. of $50,336, which could be extended at the option of the borrower, pursuant to the loan agreement.

(10) Disclosure of Significant Risk:

          Credit Risk

          Credit risk is the risk that the issuer of a security owned by the Fund will be unable to pay the interest or principal when due. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

          Interest Rate Risk

          Interest rate risk is the risk that prices of securities owned by the Fund generally increase when interest rates decline and decrease when interest rates increase.

          Foreign Currency Risk

          Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 p.m. London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates, between trade and settlement dates on securities transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes, are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions.

(11) Subsequent Event

          On February 20, 2008, the Board of Directors approved an agreement and plan of reorganization pursuant to which the Fund would transfer its assets to Highland Credit Strategies Fund (“HCF”), a non-diversified closed-end management investment company managed by the Investment Adviser, in exchange for newly issued common shares of HCF (the “Reorganization”). The Reorganization is subject to approval of stockholders of the Fund and certain other closing conditions and, assuming such conditions are satisfied, the Reorganization is currently expected to occur in the summer of 2008.

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of Prospect Street Income Shares Inc.

          We have audited the accompanying statement of assets and liabilities of Prospect Street Income Shares Inc. (the “Fund”), including the schedule of investments, as of December 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

          We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Prospect Street Income Shares Inc. as of December 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

February 27, 2008
Dallas, Texas

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited)

Dividend Reinvestment Plan

          If your Common Stock is registered directly with the Fund or if you hold your Common Stock with a brokerage firm that participates in the Fund’s Dividend Reinvestment Plan (the “Plan”), unless you elect by written notice to the Fund to receive cash distributions, all dividends, including any capital gain distributions, on your Common Stock will be automatically reinvested by PFPC Inc. (the “Plan Agent”), in additional Common Stock under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

          If you decide to participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1)

If the shares are trading at or above net asset value (“NAV”) at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per share on that date or (ii) 95% of the market price on that date.

(2)

If these shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. It is possible that the market price for the Common Stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Stock in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

          You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 331-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan, and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

          The Plan Agent maintains all Common Stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Stock in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Stock you have received under the Plan.

          There is no brokerage charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

          Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

          If you hold your Common Stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

          The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Directors the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited) (continued)

Certifications

          On June 4, 2007, the Fund filed it’s Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at www.sec.gov.

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited) (continued)

Directors and Officers Information

          The Board of Directors provides broad oversight over the operations and affairs of the Fund and protects the interests of stockholders. The Board of Directors has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Directors and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Director and other directorships they hold are shown below. The business address for each Director and officer of the Fund is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen By Director[1]	Other Directorships Held

INDEPENDENT DIRECTORS

Timothy K. Hui (Age 59)	Director	3 Year Term; Director since July 2001.	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education from July 2004 to June 2006; and Assistant Provost for Educational Resources from July 2001 to June 2004, Philadelphia Biblical University.	11	None

Scott F. Kavanaugh (Age 46)	Director	3 Year Term; Director since July 2001.	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President. Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	11	None

James F. Leary (Age 77)	Director	3 Year Term; Director since July 2001.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	11	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 52)	Director	3 Year Term; Director since November 2001.	Senior Manager, Accenture, LLP (consulting firm) since January 2002.	11	None

PROSPECT STREET INCOME SHARES INC.
ADDITIONAL INFORMATION (unaudited) (continued)

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen By Director[1]	Other Directorships Held

INTERESTED DIRECTOR

R. Joseph Dougherty[2] (Age 37)	Director and Chairman of the Board	3 Year Term; Director since May 2004.	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	11	None

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

James D. Dondero (Age 45)	Chief Executive Officer and President	Indefinite Term; Chief Executive Officer and President since July 2001.

President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser; Chairman of the Board of Directors of Highland Financial Partners, L.P. and President of the funds in the Highland Fund Complex.

Mark Okada (Age 45)	Executive Vice President	Indefinite Term; Executive Vice President since July 2001.	Executive Vice President of Strand; Chief Investment Officer of the Investment Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (Age 37)	Chairman of the Board and Senior Vice President	Indefinite Term; Chairman and Senior Vice President since July 2001.	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 31)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term; Chief Financial Officer, and Treasurer and Secretary since March 2003.	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 38)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007.

General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1

The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this Annual Report. In addition, each of the Directors oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Adviser.

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PROSPECT STREET INCOME SHARES INC.

Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road
Suite 800
Dallas, TX 75240

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
JPMorgan Chase Tower
2200 Ross Avenue
Suite 1600
Dallas, TX 75201-6778

Fund Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

Transfer Agent and Shareholders’ Servicing Agent
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Facts for Shareholders:

          Prospect Street Income Shares Inc. is listed on the New York Stock Exchange under the symbol “CNN.” The Wall Street Journal and Wall Street Journal Online publish Friday’s closing net asset value of the Fund every Monday and lists the market price of the Fund daily. The net asset value and market price of the Fund are also published in Barron’s Market Week every Saturday. Our website is www.prospectstreet.net. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and the Fund’s proxy voting record for the most recent 12-month period ended June 30th, are available (1) without charge, by calling 1-877-532-2834 and (2) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

          The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

          The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-532-2834 and additional reports will be sent to you.

          Questions Regarding Your Account: Please telephone PFPC Inc. at their toll free number 1-800-331-1710 Monday through Friday from 9:00 a.m. to 5:00 p.m. e.s.t.

          Written Correspondence Regarding Your Account: Please address all general shareholder inquiries to PFPC Inc., P.O. Box 43027, Providence, RI 02940-3027.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.
(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.
(f)

The registrant's code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on March 8, 2006 (Accession No. 0000950134-06-004550).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that James Leary, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the “SEC”). Mr. Leary is “independent” as defined by the SEC for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $37,000 for 2007 and $36,000 for 2006.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $11,250 for 2007 and $15,000 for 2006. These Fees related to the audit related performance of Agreed Upon Procedures and Quarterly Review.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2007 and $5,000 for 2006. The nature of the services related to assistance on the Fund’s tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2007 and $7,000 for 2006. The nature of the services related to agreed-upon procedures, performed on the Fund’s Preferred Shares.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund’s investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an “Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and
(d)

consider whether the independent auditors’ provision of any non-audit services to the Fund, the Fund’s investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was 0%.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $751,525 for 2007 and $497,550 for 2006.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:

Timothy K. Hui

Scott F. Kavanaugh

James F. Leary

Bryan A. Ward

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Highland Capital Management, L.P. (the “Company”) has adopted proxy voting policies (the "Policy") that provide as follows:

1.	Application; General Principles

1.1       This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2       The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1       Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

2.2	Voting.

2.2.1.    Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

2.2.2     If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

2.3       Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.

2.3.1.    For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

2.3.2.    For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

2.4       Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.5       Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

2.6       Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.	Conflicts of Interest

3.1       Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1    The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

3.1.2    The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

3.1.3    The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4    The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5    The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

3.1.6    Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

3.1.7    The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8    Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

3.2       Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1    The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

_________________________

[1]	For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

3.2.2    The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention
4.1	The Company shall retain records relating to the voting of proxies, including:
4.1.1	Copies of this Policy and any amendments thereto.
4.1.2	A copy of each proxy statement that the Company receives regarding Client securities.
4.1.3	Records of each vote cast by the Company on behalf of Clients.

4.1.4    A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5    A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2       These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3       The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

4.4       Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Revised: February 22, 2007

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of
Role of Portfolio Manager(s) or Management Team Members

The Fund’s portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are R. Joseph Dougherty and Mark Okada.

Joe Dougherty, CFA, CPA – Mr. Dougherty is Head of Retail Products at Highland Capital Management, L.P., and is a Senior Portfolio Manager. Prior to joining Highland in March 1998, Mr. Dougherty served as an Investment Analyst with Sandera Capital Management from 1997 to 1998. Formerly, he was a Business Development Manager at Akzo Nobel from 1994 to 1996 and a Senior Accountant at Deloitte & Touche, LLP from 1992 to 1994. Mr. Dougherty is a Partner, Senior Portfolio Manager, and heads Highland’s retail products business unit (“Highland Funds”). He serves as Portfolio Manager, Senior Vice President and/or Director of the Firm’s NYSE-listed funds and 1940 Act Registered Funds. He also serves as Portfolio Manager for the Firm’s sub-advised closed-end funds. In this capacity, Mr. Dougherty oversees investment decisions for the retail funds, alongside several other Portfolio Managers, and manages the team dedicated to their day-to-day operations. Prior to his current duties, Mr. Dougherty served as Portfolio Analyst for Highland from 1998 to 1999. As a Portfolio Analyst, Mr. Dougherty helped follow companies within the chemical, retail, supermarket, wireless and restaurant sectors. He received an MBA from Southern Methodist University, and a BS in Accounting from Villanova University. Mr. Dougherty is a Certified Public Accountant, and has earned the right to use the Chartered Financial Analyst designation.

Mark Okada, CFA – Mr. Okada is a Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland’s investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Chairman of the Board of Directors of Common Grace Ministries, Inc.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007.

R. Joseph Dougherty

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	12	$7,150	0	$0
Other Pooled Investment Vehicles:	1	$359	0	$0
Other Accounts:	0	$0	0	$0

Mark Okada

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	13	$7,999	0	$0
Other Pooled Investment Vehicles:	28	$19,248	24	$17,841
Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the “Option It Plan” and the “Long-Term Incentive Plan.”

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Fund.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2007.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
R. Joseph Dougherty	$100,001 - $500,000
Mark Okada	$100,001 - $500,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1, 2007 to July 31, 2007	19,694	$3.0600	19,694	9,947,104.000
August 1, 2007 to August 31, 2007	19,931	$3.0379	19,931	9,947,104.000
September 1, 2007 to September 30, 2007	18,543	$3.0992	18,543	9,947,104.000
October 1, 2007 to October 31, 2007	17,860	$3.0442	17,860	9,947,104.000
November 1, 2007 to November 30, 2007	18,571	$2.8646	18,571	9,947,104.000
December 1, 2007 to December 31, 2007	19,590	$2.7689	19,590	9,947,104.000
Total	114,189	$2.9791	114,189	9,947,104.000

Note: all purchases were made in the open market.

a.	The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on July 13, 2001.
b.	The dollar amount (or share or unit amount) approved : NONE
c.	The expiration date (if any) of each plan or program: NONE
d.	Each plan or program that has expired during the period covered by the table: NONE

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The registrant’s code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant’s Form N-CSR filed with the Securities and Exchange Commission on March 8, 2006 (Accession No. 0000950134-06-004550).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Prospect Street® Income Shares Inc.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer
(principal financial officer)

Date	March 5, 2008

* Print the name and title of each signing officer under his or her signature.